SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                FORM 8-K/A


                       AMENDMENT TO CURRENT REPORT
                 FILED PURSUANT TO SECTION 12., 13. OR 15(d)




                 TREASURES & EXHIBITS INTERNATIONAL, INC.
          (Exact name of Registrant as specified in its charter)


                            AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated January 25, 1999 on Form 8-K and filed March 5, 1999 as set forth in the pages attached hereto;

             (List all such items, financial statements,
                 exhibits or other portions amended)

This Amendment to the Current Report on Form 8-K dated January 25, 1999 adds:

Item 7. Financial Statements and Exhibits to file a Reg. S-K, Item 601(b)(16) letter regarding Change in Certifying Accountant reflecting the former principal accountant's agreement with statements of the Registrant made in the current report concerning termination of the Registrant's principal accountant as requested by Reg. S-K, Item 304(a)(3).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   TREASURES & EXHIBITS INTERNATIONAL, INC.



March 24, 1999                     BY:/s/Lee C. Summers
                                      Lee C. Summers, CEO

                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549





                                 FORM 8-K/A


                               CURRENT REPORT


                              JANUARY 25, 1999
               Date of Report (Date of Earliest Event Reported)




                                  2-96366-A
                           (Commission File Number)


                   TREASURE & EXHIBITS INTERNATIONAL, INC.


       Florida                                         59-2483405
(State or Other Juris-                            (IRS Employer Iden-
diction of Incorporation)                          tification Number)


                      2300 Glades Road, Suite 450-West
                         Boca Raton, Florida 33431
                   (Address of Principal Executive Offices)


                               (561) 750-7200
                       (Registrant's Telephone Number)

Item 4.      Changes in Registrant's Certifying Accountant

(a)(1)(i) On January 25, 1999, the Registrant terminated its relationship with Thomas W. Klash, C.P.A. by dismissal. Mr. Klash is a sole practitioner previously engaged as the principal accountant to audit the Company's financial statements. The Company had not entered into an engagement agreement with Mr. Klash for the audit of its financial statements for the fiscal year ended December 31,1998 at the time of dismissal.

       (ii) Neither of the auditor's reports on the Company's financial statements for the fiscal years ended December 31,1997 and December 31,1996 contained an adverse opinion or a disclaimer, or was qualified or modified as to uncertainty, audit scope or accounting principles.

       (iii) The Company's decision to change accountants was approved by the Registrant's Board of Directors on January 26,1999.

       (iv) During the latter half of 1998, the interim period preceding dismissal, there were increasing tensions over disagreements with the former accountant regarding his on-going stated need for certain documentation relating to various Company transactions in connection with preparation for the audit for the fiscal year ended December 31, 1998. The Company disagreed generally with the stated need and was faced with substantial difficulty and burdensome expense to secure the documents and to satisfy the demands which
went somewhat unresolved at December 31, 1998.   Mr. Klash advised the
Registrant that such needs if not resolved to his satisfaction would cause reference to the subject matter of the disagreements in connection with the auditor's report for the fiscal year ended December 31,1998.

          In addition to the disagreements regarding transactional matters, the former accountant expressed concern with the Company's non-payment of the former auditor's outstanding billing for work undertaken on behalf of the Registrant to determine whether the financial records of its former acquisition target, Michael's Treasure Jewelry International, Inc., were in fact auditable. During 1998, the former accountant concluded that they were not. Based upon that determination, after months of intense effort, the Registrant abandoned the planned acquisition as infeasible due to the reported inability of audit of the target's books and records of its operations.

          By mid-January, 1999, the increasing strain between management and the former accountant over what the Company viewed as unreasonable and unnecessary document demands and excessive pressure for payment of billing resulted in its decision to dismiss Thomas W. Klash as the Company's auditor. The Company had come to view its former accountant as too limited as a sole practitioner and determined to seek and secure a larger firm to engage for the audit of its financial statements for the fiscal year ended December 31,1998.

          (A) The Company had acquired a certain lot of treasure artifacts from Seahawk Deep Ocean Technology during the first quarter of 1998 and proposed to carriage of the artifacts as substantial assets on its balance sheet following completion of the purchase transaction. During the balance of 1998, the former accountant advised the Company that, at minimum, audit of its financial statements would necessitate external valuation


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                documentation such as detailed, certified appraisals of all of the artifacts comprising the purchased lot. The Company proposed reliance upon various materials and statements of the Seller in lieu of undertaking the burden of seeking and paying for the evaluations required by the former accountant. The former accountant disagreed and pressed his viewpoint with increasing frequency.

                When the artifacts were sold near the end of the fiscal year for debt of the new buyer, the former accountant indicated a consequent need for documentation and information demonstrating the fiscal condition of the new buyer in order to agree with the Registrant's proposal that the debt resulting from the sale of the artifacts be carried as an asset on the Company's balance sheet. Once again, the Company disagreed with that stated need and the requirement was unsatisfied at the time of the dismissal.

                The Company also disagreed with various other needs stated by its former accountant. A gambling casino sea-going vessel was acquired through lease-purchase in the fourth quarter of 1998. The former accountant again required valuation documentation for the lease-purchase and suggested that the Company secure a competent legal opinion regarding the details of the proposed gambling operations. The Company disagreed. The former accountant stated a necessity to carry a certain put option obligation arising from the artifacts purchase transaction as a significant liability pursuant to the purchase agreement. The Company viewed the puts in question as extinguished. The former accountant insisted that the Company secure waivers from the put holders in the absence of which, the put obligations of the Company would require a corresponding, substantial liability on its 1998 statements. The Company disagreed.

                The former accountant requested payment of his outstanding billing with increasing frequency at year end and prior to dismissal and proposed such payment prior to engagement for the 1998 audit to, among other things, preserve the former accountant's independence in the engagement under discussion. The Company did not tender payment to its former accountant prior to dismissal and viewed the former accountant's position in the matter as undue pressure upon the Company.


          (B) In the absence of an audit or similar committee of the Board of Directors, the Company's sole director frequently discussed the subject matter of each of such disagreements with the former accountant.

          (C) The Registrant has authorized the former accountant to respond fully to inquiries of the successor accountant concerning the subject matter of each such disagreement, without limitation.

   (v)    (A)   During 1998, the former accountant generally advised the
                Registrant that internal controls necessary for the Company to develop reliable financial statements were somewhat deficient.
                The Registrant did not disagree and generally proceeded with implementation of suggested needed improvements.

          (B) During 1998, the former accountant advised the Registrant that the lack of reliable valuation materials on the artifacts would cause the former accountant to be unwilling to be associated with the interim financials prepared by management.

          (C)   (1)    The former accountant advised the Registrant that
                       further investigation of valuation of the artifacts may have materially affected the fairness or reliability of interim financial statements issued by management since the last audit.

                (2) No such further investigation was undertaken prior to dismissal.

          (D)   (1)    The former accountant advised the Registrant that the
                       valuation situation and lack of documentation of the re-sale buyer would likely prevent an unqualified report on the financial statements since the last audited report.

                (2)    Those issues were not resolved prior to the dismissal.

    (2) On February 20, 1999, the Registrant engaged a new independent accountant as the principal accountant to audit the Company's financial statements, Rachlin, Cohen & Holtz, CPA, located in Ft. Lauderdale, Florida.

            Prior to engaging that accountant, neither the Registrant, nor anyone on its behalf, consulted the newly engaged accountant regarding either:

            (i) the application of accounting principles to specific transactions or the type of audit opinion that might be rendered on the Registrant's financial statements; or

            (ii) any matter that was the subject of a disagreement with the former accountant or any reportable event.

    (3) The Registrant has requested the former accountant to furnish the Registrant with a letter addressed to the Commission stating whether the former accountant agrees with the statements made by the Company in this Current Report on Form 8-K.

           (b)   Not applicable.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits:

     (b)(10) Letter regarding Change in Certifying Accountant dated March 19, 1999 (received by Registrant March 23, 1999)


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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TREASURE & EXHIBITS INTERNATIONAL , INC.


Dated: March 24, 1999


                                      BY:/s/Lee Summers
                                         Lee Summers, CEO